SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

   |_|  Preliminary Proxy Statement
   |X|  Definitive Proxy Statement
   |_|  Definitive Additional Materials
   |_| Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12 |_| Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

                                XATA CORPORATION
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No fee required

   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

   |_|  Fee paid previously with preliminary materials.

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

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


                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 894-3680


                                                                January 31, 2001

Dear Shareholder:

         You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 4:00 p.m., on Thursday, March 8, 2001, at the Hyatt Regency Minneapolis.

         This year you are presented with proposals to elect seven (7) directors, adopt the 2001 Interim Incentive and Stock Option Plan, and ratify the appointment of auditors. Following the formal business of the meeting, XATA management and I will report on the affairs of the Company and respond to questions of general interest to shareholders.

         We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                       Very truly yours,



                                       Stephen A. Lawrence
                                       CHAIRMAN

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 894-3680

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 8, 2001

                       ----------------------------------

To the Shareholders of XATA Corporation:

         The Annual Meeting of Shareholders of XATA Corporation (the "Company") will be held on Thursday, March 8, 2001, at 4:00 p.m., at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota, for the following purposes:

         (1)      To fix the number of directors at seven (7) and to elect seven
                  (7) directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2002.

         (2) To act upon a proposal to adopt the 2001 Interim Incentive and Stock Option Plan (the "Interim Plan") and reserve 190,000 shares of Common Stock for issuance in connection with options and awards under the Interim Plan.

         (3) To act upon a proposal to ratify the appointment of Grant Thornton LLP, as independent auditors of the Company for the fiscal year ending September 30, 2001.

         (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

         We have fixed the close of business on January 26, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

         Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope all shareholders that can attend the Annual Meeting will do so.

                                       By Order of the Board of Directors



January 31, 2001                       William P. Flies
                                       SECRETARY

                                TABLE OF CONTENTS



GENERAL INFORMATION............................................................1

RECORD DATE AND VOTING.........................................................1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS......................................2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT.............................2

MANAGEMENT.....................................................................4

PROPOSAL 1 - ELECTION OF DIRECTORS............................................12

PROPOSAL 2 - ADOPTION OF 2001 INTERIM INCENTIVE AND STOCK OPTION PLAN.........14

AUDIT COMMITTEE REPORT........................................................20

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS..............21

PROPOSALS FOR FISCAL 2001 ANNUAL MEETING......................................22



APPENDIX A - AUDIT COMMITTEE CHARTER
APPENDIX B - 2001 INTERIM INCENTIVE AND STOCK OPTION PLAN

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 894-3680

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 8, 2001

                       ----------------------------------

                               GENERAL INFORMATION


         This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Thursday, March 8, 2001, to be held at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota, at 4:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters which will come before the meeting.

         A copy of our Annual Report to Shareholders for the fiscal year ended September 30, 2000 is enclosed for your information. It is not a part of the proxy solicitation material. The Report describes the financial condition of the Company as of September 30, 2000.

         We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

         We have fixed January 26, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, 5,583,112 shares of our Common Stock, par value $.01 per share, were outstanding. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting (except election of directors, which is by plurality vote) require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE                By signing and returning the enclosed proxy card, you
                           will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL        Unless revoked, all properly executed proxies will be
BE VOTED                   voted as specified. Proxies that are signed but that
                           lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual
                           Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR         You have the power to revoke your proxy at any time
PROXY                      before the convening of the Annual Meeting.
                           Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of John G. Lewis, on or before March 7, 2001. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS                If you abstain from voting as to any matter, your
                           shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES           If a broker turns in a "non-vote" proxy, indicating a
                           lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.


                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR ADOPTION OF THE INTERIM PLAN AND FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

         The following table sets forth as of January 26, 2001 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors (who also comprise all nominees for election as director);
(iii) each Named Executive Officer (as defined in "MANAGEMENT - Executive Compensation"); and (iv) all of our executive officers and directors as a group.

         Securities reported as "beneficially owned" include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after January 26, 2001.

                                             NUMBER OF SHARES
                                             ----------------
         NAME AND ADDRESS                         OWNED              PERCENTAGE
         ----------------                         -----              ----------

         William (1) and Linda Flies, JT        1,059,960 (2)(5)        19.0%
         151 East Cliff Road, Suite 10
         Burnsville, MN 55337

         Stephen A. Lawrence (1)                   66,608 (2)(3)         1.2%
         3154 North Service Drive
         Red Wing, MN 55066

         Roger W. Kleppe (1)                       47,908 (2)            *
         2901 Mead Court
         Burnsville, MN 55337

         Carl M. Fredericks (1)                    45,826 (2)(6)         *
         4275 Executive Square
         Suite 350
         La Jolla, CA 92037

         Richard L. Bogen (1)                       8,750 (2)            *
         65159 East Diamond Ridge Court
         Tucson, AZ 85739

         Charles R. Stamp, Jr. (1)(4)                   0                *
         300 Grimes Bridge Road
         Roswell, GA 30075

         Barry D. Batcheller (1)(4)                     0                *
         300 Grimes Bridge Road
         Roswell, GA 30075

         Joel G. Jorgenson                         29,719                *
         151 East Cliff Road, Suite 10
         Burnsville, MN 55337

         Thomas N. Flies                           21,088                *
         151 East Cliff Road, Suite 10
         Burnsville, MN 55337

         Gary C. Thomas                                 0                *
         151 East Cliff Road, Suite 10
         Burnsville, MN 55337

                                             NUMBER OF SHARES
                                             ----------------
         NAME AND ADDRESS                         OWNED              PERCENTAGE
         ----------------                         -----              ----------

         John Deere Special Technologies          830,000               14.9%
         Group, Inc.
         300 Grimes Bridge Road
         Roswell, GA 30075

         All executive officers and current     1,279,859 (2)(3)        22.3%
         directors as a group (10 persons)

-------------------
*  indicates ownership of less than 1%.
(1)  Currently a director and nominee for re-election as director.
(2) Includes shares of common stock issuable upon exercise of currently exercisable options and warrants as follows: William P. Flies - 0 shares; Stephen A. Lawrence - 39,493 shares; Roger W. Kleppe - 39,493 shares; Carl
     M. Fredericks - 30,826 shares; Richard L. Bogen - 8,750 shares; and all officers and directors as a group - 158,395 shares.
(3) Includes 10% of the 213,151 shares of common stock held of record by XATA Investment Partners, LLC.
(4) Elected to the Board of Directors concurrently with the initial purchase of common stock by JDSTG as representatives of JDSTG. JDSTG has the right to appoint one additional representative to the Board upon purchase of 2,517,000 additional shares.
(5) Includes 452,505 shares held in the William P. Flies Revocable Trust UA 11/14/96, 498,980 shares held in the Linda Berg Flies Revocable Trust UA 11/14/96, and 100,000 shares held by William P. Flies and Linda Berg Flies, JT.
(6) Includes 7,000 shares held in The Carl & Christina Fredericks Foundation and 8,000 shares held by Carl M. Fredericks SEP IRA.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         Our current directors and executive officers are as follows:

         NAME                     AGE    POSITION
         ----                     ---    --------

         William P. Flies         58     Chief Executive Officer, Secretary, and
                                         Director

         Thomas N. Flies          31     Sr. Vice President, Product Development

         Joel G. Jorgenson        32     Sr. Vice President, Sales

         John G. Lewis            35     Chief Financial Officer

         Stephen A. Lawrence      57     Director, Chairman of the Board of
                                         Directors

         Barry D. Batcheller      50     Director

         NAME                     AGE    POSITION
         ----                     ---    --------

         Richard L. Bogen         64     Director

         Carl M. Fredericks       56     Director

         Roger W. Kleppe          50     Director

         Charles R. Stamp, Jr.    51     Director

                  The Chairman of the Board of Directors and the officers of the Company are elected annually by the Board of Directors and serve until their successors are elected and qualified, subject to earlier removal by the Board.

         WILLIAM P. FLIES         Chief Executive Officer, Secretary

         Mr. William Flies is the founder, Chief Executive Officer, Secretary, and a principal shareholder of XATA. Mr. Flies served as Chief Executive Officer of the Company from 1985 until December 1993 and as Chief Technology Officer from 1993 until resuming the CEO duties in September 2000. Mr. Flies founded Datakey, Inc. and served as its Chief Executive Officer from 1978 to 1984 and as its Chairman from 1978 through 1991. While at Datakey, he was granted numerous U.S. and foreign patents in portable data electronics. From 1969 to 1978, he was with Technalysis Corporation, a computer consulting firm, as Vice President of Systems Products and as President of KET, Inc., a subsidiary that produced mainframe memory and peripheral subsystems. Mr. Flies joined Univac in 1964 as a systems engineer after receiving degrees in mathematics, physics, and business administration from Minnesota State University.

         THOMAS N. FLIES          Senior Vice President, Product Development

         Mr. Flies is the Senior Vice President, Product Development and is responsible for software development, hardware development, quality, and product management for the company's product lines. Mr. Flies joined the company in 1990 and has served in various roles in products, sales, marketing, and operations. Mr. Flies holds degrees in business and computer science from the University of St. Thomas. Thomas N. Flies is the son of William P. Flies, Chief Executive Officer, Secretary and Director of the Company.

         JOEL G. JORGENSON        Senior Vice President, Sales

         Mr. Jorgenson joined the Company in 1991 as an Account Executive. Mr. Jorgenson held various positions in sales and sales support prior to being promoted to Director of Sales in 1997. Mr. Jorgenson was appointed Senior Vice President, Sales in September 1999. Mr. Jorgenson has extensive experience with trucking industry software and onboard technology for private fleet operations. Mr. Jorgenson has presented at many industry conferences, including NPTC, ATA and FDI. Mr. Jorgenson holds a bachelors degree in business from Augsburg College.

         JOHN G. LEWIS            Chief Financial Officer

         Mr. Lewis joined the Company in January 2001 as Chief Financial Officer. Before joining XATA, Mr. Lewis was the Chief Financial Officer of St. Paul-based PrimeYield Systems, Inc., a company that designs and manufacturers high-performance components used in the testing of semiconductor devices. Prior to that Mr. Lewis was President of Lewis Engineering Company, Chaska, MN. Lewis Engineering manufacturers and sells products for the highway construction industry. Mr. Lewis graduated in 1987 from Northwestern University with a BS in Industrial Engineering. He also earned an MBA from the J. L. Kellogg Graduate School of Management at Northwestern University in 1988.

         See "ELECTION OF DIRECTORS" for biographical information concerning Messrs. Lawrence, Batcheller, Bogen, Fredericks, Kleppe, and Stamp.

DIRECTOR COMPENSATION

         Non-employee directors receive $5,000 annually, and the Chairman receives an additional $3,000 annually, to serve on the Board of Directors. During fiscal 2000, Mr. Richard L. Bogen became a Director and was issued a five-year warrant to purchase 5,000 shares of Common Stock of the Company exercisable at $4.50 per share in consideration for his agreement to serve on the Board.

         In addition, pursuant to the Company's 1991 Long-Term Incentive and Stock Option Plan (the "1991 Plan"), each non-employee director, following first election or re-election to the Board, receives on a quarterly basis a five-year non-qualified option to purchase 1,250 shares of Common Stock (i.e., 5,000 shares annually) pursuant to a non-discretionary automatic grant under the 1991 Plan. Each current non-employee director (except Messrs. Batcheller and Stamp, the JDSTG Board representatives), received a grant of options for 1,250 shares on October 12, 1999, January 12, 2000, April 10, 2000 and July 10, 2000,
pursuant to the 1991 Plan.

         All non-employee directors have waived participation in non-discretionary, automatic option grants under the 1991 Plan on and after the date of adoption of the Interim Plan, to avoid duplicative automatic option grants, and Messrs. Batcheller and Stamp (the JDSTG Board representatives) have waived all participation in automatic option grants under both the 1991 Plan and the Interim Plan. Under the Interim Plan, non-employee directors will be eligible for discretionary option grants and other awards in addition to non-discretionary, automatic quarterly option grants.

         Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

         Stephen A. Lawrence, Chairman of the Board of Directors of the Company, received additional compensation for his role as a member of the Chairman's Council. See "Certain Transactions."

BOARD MEETINGS AND COMMITTEES

         During the year ended September 30, 2000, the Board of Directors met nine times and otherwise conducted business by unanimous written action. Committees of the Board generally meet immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors or fewer than 75% of the meetings of the Board committees on which he served.

         The Board of Directors has established an Audit Committee and a Compensation Committee. During the fiscal year ended September 30, 2000, each committee was comprised of all non-employee members, as follows:

         Audit Committee              Compensation Committee
         ---------------              ----------------------

         Carl M. Fredericks*          Richard L. Bogen
         Stephen A. Lawrence          Roger W. Kleppe*
         Barry D. Batcheller          Charles R. Stamp, Jr.


----------------------
* Chairman

         The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected.

         The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines stock options and awards, which may be included in the compensation set forth for each individual.

EXECUTIVE COMPENSATION

         The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to each executive officer with compensation in excess of $100,000, the Chief Executive Officer and each member of the Chairman's Council (the "Named Executive Officers") pursuant to a plan or contract or otherwise during fiscal years ended September 30, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation             Long Term Compensation
                                              -------------------             ----------------------

                                                                               Restricted                  All Other
                                                                Other Annual     Stock                   Compensation
Name & Principal Position      Year    Salary ($)   Bonus ($)   Compensation   Awards ($)   Options (#)       ($)
-------------------------      ----    ----------   ---------   ------------   ----------   -----------       ---
William P. Flies (1)           2000     150,000     41,173            -0-          -0-        50,000          -0-
Chief Executive Officer        1999     141,993        -0-            -0-          -0-           -0-          -0-
Chief Technical Officer        1998     135,000     50,625 (2)        -0-          -0-           -0-          -0-
Secretary

Stephen A. Lawrence (1)        2000         -0-        -0-         60,000 (5)      -0-         5,000 (6)      -0-
Member, Chairman's Council     1999         -0-        -0-          5,000 (5)      -0-        15,826 (4)(6)   -0-
                               1998         -0-        -0-            -0-          -0-         5,000 (6)      -0-

Joel G. Jorgenson              2000     124,990     43,485 (2)        -0-          -0-           -0-          -0-
Sr. Vice President, Sales      1999      95,000     61,736            -0-          -0-        38,334          -0-
                               1998      68,500     53,000            -0-          -0-         5,000          -0-

Thomas N. Flies                2000     100,000     16,173 (2)        -0-          -0-           -0-          -0-
Sr. Vice President,            1999      67,617      6,000            -0-          -0-        31,667          -0-
Product Development            1998      62,550      5,000            -0-          -0-         2,000          -0-

Gary C. Thomas (7)             2000     101,815     16,173 (2)        -0-          -0-           -0-          -0-
Chief Financial Officer        1999      81,316     18,515            -0-          -0-        35,000          -0-
                               1998      69,448     11,743            -0-          -0-           -0-          -0-


--------------------------------
(1) Until the election of William P. Flies as Chief Executive Officer in September 2000, Mr. Flies and Stephen A. Lawrence comprised a Chairman's Council, which served in lieu of a chief executive officer.

(2)  Represents formula-based incentive compensation.

(3) Was not an employee at September 30, 1999 or 2000. Compensation is only for the period during which the executive was actually an employee.

(4) Includes warrants for 10,826 shares of XATA stock, expiring on December 10, 2003 and February 16, 2004, exercisable at $1.23 and $1.80 per share, respectively.

(5) Lawrence Transportation Company, of which Stephen A. Lawrence is a principal shareholder, director and chief executive officer, received a consulting fee in the amount of $5,000 per month during the period September, 1999, through September, 2000, in consideration for Mr. Lawrence's service as a member of the Chairman's Council.

(6)  Stock options granted as a director of the Company

(7) Was not an employee at September 30, 2000. Compensation is only for the period during which the executive was actually an employee.


         The Company has employment agreements with William P. Flies, Thomas N. Flies, Joel G. Jorgenson and John G. Lewis. Each of these agreements provides for a minimum base salary, and an annual incentive bonus based on earnings before interest and taxes. Each contract is for a period of one year, renewable at the beginning of each fiscal year. Base salary for each individual for fiscal 2001 is as follows:

          William P. Flies              $180,000
          Thomas N. Flies               $130,000
          Joel G. Jorgenson             $150,000
          John G. Lewis                 $160,000

Each of these agreements also contains provisions that prohibit the Company from materially altering positions, duties, benefit plans or incentive plans. Under the agreements, each respective executive is entitled to one year of salary continuation, in addition to certain other benefits, in the event the Company terminates the executive's employment without cause or if the employee terminates employment with good cause attributable to the

Company. Each agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information.

         The Board of Directors retains the authority to provide discretionary bonuses to managers and employees. Executive officers, as well as other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's 1991 Plan.

401(k) PROFIT SHARING PLAN

         During 1993, the Company adopted a 401(k) Profit Sharing Plan (the "401(k) Plan"). In general, employees who are at least 20 years of age are eligible to contribute up to 15% of annual pay to the 401(k) Plan, subject to certain limitations, and to direct the investment of those funds in up to eight professionally managed investment funds. Employees cannot invest in the Company's securities through the 401(k) Plan. The 401(k) Plan allows for Company contributions to the 401(k) Plan (at the discretion of the Board of Directors) based upon profit. An employee's account balance is fully vested immediately. In January 1998, the Company made a contribution of $25,000 for fiscal 1997. The Company did not make a contribution for fiscal 1998. In January 2000, the Company made a contribution of $39,000 for fiscal 1999. The Company recorded an estimated contribution expense of $20,000 for fiscal 2000.

SUMMARY OF OPTION GRANTS

         The following table contains information concerning the grant of stock options to Named Executive Officers during fiscal 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                         Number of
                         Securities       Percent of total
                         Underlying     options/SARs granted
                        Options/SARs      to employees in       Exercise or base
Name                    Granted (#)         fiscal year           price ($/Sh)       Expiration Date
------------------------------------------------------------------------------------------------------
Thomas N. Flies             -0-                 -0-                     -0-                  -0-
Joel G. Jorgenson           -0-                 -0-                     -0-                  -0-
William P. Flies         50,000                 39%                   $4.50 (1)            07/05
Stephen A. Lawrence       5,000 (2)              4%                   $4.55                07/05


--------------------------
(1)  Stock option grant price equals 110% of market price on day of grant.
(2)  Stock options granted as a Director of the Company.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table contains information concerning exercises of stock options during the last fiscal year and the value of options previously granted under the 1991 Plan which were held by the Named Executive Officers at the end of the fiscal year ended September 30, 2000.

                                                       Number of Securities
                                                      Underlying Unexercised      Value of Unexercised In-the-
                             Option Exercises             Options at FYE            Money Options at FYE (1)
                       ----------------------------------------------------------------------------------------
                          Shares
                       Acquired on      Value
Name                     Exercise      Realized     Exercisable   Unexercisable    Unexercisable   Exercisable
---------------------------------------------------------------------------------------------------------------
William P. Flies           -0-            -0-             -0-         50,000              -0-            -0-
Thomas N. Flies            -0-            -0-          16,501         20,666            8,595          7,619
Joel G. Jorgenson          -0-            -0-          21,334         25,000           22,449         25,781
Stephen A. Lawrence        -0-            -0-          26,137            -0-           13,007            -0-


-----------------------------
(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq Small Cap Market on September 30, 2000 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company will copies of all Section 16(a) forms they file.

          Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 2000 its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

          As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director.

CERTAIN TRANSACTIONS

          In May 1999, the Company issued a total of 46,667 shares of Series A Convertible Preferred Stock, 40,000 shares of which were purchased by XATA Investment Partners, LP ("XIP"), a Minnesota limited partnership owned in part by Stephen A. Lawrence, the Chairman of the Board of Directors. The Preferred Stock carried an 8% annual dividend which is payable quarterly, and is convertible at any time to Common Stock at $1.50 per share. In August 2000, all of the Preferred Stock was converted to Common Stock and 200,000 shares of such Common Stock were sold by XIP to John Deere Special Technologies Group, Inc. ("JDSTG") concurrently with the sale of Common Stock by the Company to JDSTG, described below.

          In August 2000, the Company issued an aggregate of 630,000 shares of its Common Stock to JDSTG at $3.805 per share. It is currently contemplated that JDSTG will purchase another 1,314,060 shares at $3.805 per share during calendar 2001, upon completion of certain beta testing of new XATA products. JDSTG may also acquire shares at $3.805 per share by conversion of a promissory note (in the original principal amount of $1 million) between August 1, 2001 and August 1, 2002. In addition, until December 31, 2002, JDSTG may acquire up to 1,202,940 shares at a price equal to 82% of the market value of the shares during the 30 days preceding JDSTG's election to purchase. Messrs. Stamp and Batcheller were elected to the Board of Directors in connection with the initial investment and serve as representatives of JDSTG.

          Lawrence Transportation Company, of which Stephen A. Lawrence is a principal shareholder, director and chief executive officer, received a consulting fee in the amount of $5,000 per month for the period September 1999 through September 2000 in consideration for Mr. Lawrence's service as a member of the Chairman's Council.

          In November 2000, the Company entered into an agreement with Richard
L. Bogen, Director, to perform executive search services to select a new Chief Financial Officer for the Company. Under the agreement the Company will pay Mr. Bogen a fee of $52,800.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors, but that the maximum number of directors is seven (7). The current number of members of the Board of Directors is seven (7). The directors elected at this Annual Meeting, and at annual meetings thereafter, unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The seven (7) persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are William P. Flies, Stephen A. Lawrence, Barry D. Batcheller, Richard L. Bogen, Carl M. Fredericks, Roger W. Kleppe, and Charles R. Stamp, Jr.

         In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

         WILLIAM P. FLIES                   Director since December 1991

         Mr. Flies is Chief Executive Officer and Secretary of the Company.

         See "MANAGEMENT" for biographical information.

         STEPHEN A. LAWRENCE                Director since September 1995
                                            Chairman of the Board of Directors

         Mr. Lawrence is currently the Chairman and Chief Executive Officer of Lawrence Transportation Company, which operates Wilson Refrigerated Express (a Minnesota-based full load refrigerated carrier), Wilson Dedicated Services (a Wisconsin-based dedicated contract carrier), Lawrence NationaLease (a Minnesota-based full service truck lessor), Freight Plus (a Minnesota based brokerage firm), Hiawatha Transport (a Minnesota based truckload and LTL carrier), and RTL (a Minnesota based distribution and packaging company). Prior to assuming his role as Chairman and CEO of Lawrence Transportation Company in 1991, he was the Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991) and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence was the past president of the Truck Rental and Leasing Association and is a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. Mr. Lawrence assumed the role of Chairman of the Board of Directors on November 18, 1997 and served as a member of the Chairman's Council from August 1999 to September 2000.

         BARRY D. BATCHELLER                Director since September 2000

         Mr. Batcheller is a graduate of North Dakota State University with a BS in Electrical and Electronics Engineering. After graduating from NDSU, Mr. Batcheller co-founded an electronics design and manufacturing company specializing in communications devices. He left this company to join Steiger Tractor in Fargo, North Dakota. While at Steiger he founded Integrated Technical Systems, a wholly owned electronics design and manufacturing subsidiary. He served as its Vice President and General Manager until Tenneco purchased the company, at which time he left to found Phoenix International Corporation. Mr. Batcheller was President and CEO of Phoenix International Corporation, a Fargo, North Dakota based electronic design and manufacturing company, from it founding until Deere and Company purchased it in 1999. He is currently President of Phoenix International Corporation, a wholly owned subsidiary of Deere and Company specializing in the design, development, and manufacture of electronic components and systems for the original equipment manufacturers (OEM's). Mr. Batcheller was honored as the North Dakota Business Innovator of the Year in 1994, and was selected as the Fargo Chamber of Commerce Small Business Person of the year in 1995. He holds numerous United States Patents on various mobile electronic devices.

         RICHARD L. BOGEN                   Director since March 2000

         Mr. Bogen has extensive global experience in transportation, supply chain and logistics management, and automotive manufacturing through past positions as the President and CEO of UPS Logistics Group, Inc., an international subsidiary of United Parcel Service (UPS); Senior Vice President and General Manager of UPS Truck Leasing, Inc.; Senior Vice President and COO of Lend Lease, Inc., a subsidiary of National Car Rental; as a senior management consultant with Booz Allen & Hamilton, Inc.; and a partner with Ray & Berndtson, a global executive search firm. Currently, Mr. Bogen is the founding partner of RLB Executive Search and leads search assignments at the CEO, COO, CFO, and other executive management levels. Mr. Bogen holds a BBA from the University of Minnesota where he has also completed extensive post graduate executive management programs. He has served as the Chairman of the Truck Rental and Leasing Association (TRALA), on the executive committee of the American Trucking Association (ATA), as a trustee of the Atlanta Botanical Gardens, on the advisory board of the Georgia Institute of Technology for logistics graduate programs, on the Council of Logistics Management (CLM), and on the Board of Directors for the High Museum in Atlanta. Mr. Bogen currently serves on the Board of Directors for Children's Charities of America and on the Advisory Board for Atlanta based Centricity, Inc.

         CARL M. FREDERICKS                 Director since February 1998

         Mr. Fredericks is currently the president of Fredericks & Associates, a regional investment banking firm, founded in 1992 and located in San Diego, California specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. From 1992 to 1998, Mr. Fredericks was the Managing Member of Fredericks, Shields & Co., LLC, a firm that was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and Investment Manager at Westinghouse Credit Corporation, Newport Beach, California, where he was responsible for managing its investments in sponsored leverage buyouts and recapitalizations of large and middle market companies in the United States. Mr. Fredericks holds a Masters degree in Business Administration and Finance from Columbia University, Graduate School of Business Administration, New York City, and a Bachelor of Arts degree in economics from Denison University in Granville, Ohio. He currently serves as a member of the Board of Directors of Bio-Interfaces, Inc. and was an advisor to the Boards of Directors of Triton Group Ltd., SpectraNet International, Firstworld Communications, Inc.

         ROGER W. KLEPPE                    Director since September 1995

         Mr. Kleppe is currently Vice President of Human Resources, Strategic Development and Quality Management for Blue Cross and Blue Shield of Minnesota ("BCBSM"), a position that he assumed in March 1994. Mr. Kleppe is also responsible for administrative services at BCBSM. He previously served on the BCBSM Board of Trustees and on the corporate member board each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He also currently serves on the Boards of Directors of the Pharmacy Gold, Inc. and Care Delivery Management,

Inc., both of which are wholly-owned, for-profit companies under Aware Integrated, Inc., a nonprofit holding company.

         CHARLES R. STAMP, JR.              Director since September 2000

         Mr. Stamp received a Bachelors of Arts Degree from Southeast Missouri State University in 1971 and is a graduate of The University of Missouri School of Law in Columbia, Missouri. He practiced law from 1974 until 1981 and then entered the agribusiness field. Mr. Stamp is an officer of Deere and Company and serves a President of John Deere Special Technologies Group, Inc. ("JDSTG"). He is the immediate past President/CEO and co-founder of InterAg Technologies, Inc., a privately held Atlanta based agricultural electronics manufacturing and computer software company which was acquired by Deere and Company in 1999 to form the basis of JDSTG. Mr. Stamp entered the agribusiness industry in 1981 as President /CEO of Meyer Agri-Products, Inc., a company that later became a division of Butler Manufacturing Company of Kansas City, Missouri where he served as a division Vice President.

         For information concerning compensation of directors, see "MANAGEMENT - Director Compensation."

                                   PROPOSAL 2

                       ADOPTION OF 2001 INTERIM INCENTIVE
                              AND STOCK OPTION PLAN

GENERAL INFORMATION

         The Board of Directors believes that the Company's policy of encouraging stock ownership by its employees and members of the Board of Directors through the granting of restricted stock awards, stock options and other sorts of stock-based compensation has been and will be a significant factor in its growth and success by enhancing the Company's ability to retain and attract qualified employees and directors. The Company's 1991 Long-Term Incentive and Stock Option Plan (the "1991 Plan") has been the primary vehicle for implementation of this policy. The 1991 Plan expires, in accordance with its terms, on June 3, 2001. Expiration of the 1991 Plan does not affect options previously issued and outstanding; however, no additional options or awards may be granted after the date of expiration. As of January 24, 2001, there were 243,812 shares of Common Stock available under the 1991 Plan for new options and awards.

         It is the intent of the Board of Directors of the Company to undertake a review of the Company's employee compensation policies, including compensation of management, and to adopt a new incentive and option plan in accordance with the results of that review. The new incentive and option plan will be submitted to the shareholders for adoption at the next earliest opportunity, probably at the annual meeting in 2002. In the meantime, the Board of Directors wishes to provide for the continued availability of option grants and other incentive awards for its employees and others who currently are eligible to receive grants and awards under the 1991 Plan. Accordingly, the Board has adopted, and recommends to the shareholders, adoption of the 2001 Interim Incentive and Stock Option Plan (the "Interim Plan"). The Interim Plan is substantially identical to the 1991 Plan, and will cover 190,000 shares of Common Stock, which is substantially equivalent to the number of shares estimated to be remaining under the 1991 Plan. The Interim Plan will remain in effect until the earlier of December 31, 2002 or the date of termination of the Interim Plan by the Board of Directors (which is contemplated to occur upon shareholder approval of a new incentive and option plan).

ADMINISTRATION

         Except as discussed below with respect to non-employee directors, the Interim Plan is administered by a committee (the "Committee") of the Board. The Committee under the Interim Plan, like the 1991 Plan, shall be comprised of the entire Board of Directors. The Committee has the authority: (i) to establish rules for the administration of the Interim Plan; (ii) to select the participants in the Interim Plan; (iii) to determine the types of grants and awards and the number of shares covered; (iv) to set the terms and conditions of such grants and awards; and (v) to determine under what circumstances grants and awards may be canceled or suspended. Determination and interpretations with respect to the Interim Plan are in the sole discretion of the Committee, whose determination and interpretations are binding on all interested parties.

         The Interim Plan provides for automatic grant of options to non-employee members of the Board of Directors upon initial election to the Board (an "Initial Option") and annually thereafter, upon re-election to the Board (an "Annual Option"), each in the amount of 5,000 shares, granted in quarterly 1,250 increments following election or re-election, as applicable (as to each, an "Option"). All Initial Options, Annual Options and Options are "non-qualified" options which do not meet the requirements of Section 422 of the Code. This aspect of the Interim Plan is administered by the President and Chief Financial Officer, but the administrators have no authority to select recipients, select the date of grant of options, the number of option shares, or the exercise price, or to otherwise prescribe the particular form or conditions of any option granted. Each Initial Option, Annual Option and Option is exercisable at a price per share equal to the fair market value of the Common Stock as of the date of grant. Options are immediately exercisable and remain exercisable for a period of five (5) years from the date of grant.

         Under the 1991 Plan, non-employee Directors received only non-discretionary automatic option grants. The Interim Plan specifically provides that they are eligible for discretionary option grants and other awards under the Interim Plan in addition to automatic grants.

TYPES OF AWARDS

         Options granted under the Interim Plan may be either "incentive" options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Awards granted under the Interim Plan may be stock appreciation rights ("SARs"), restricted stock or performance awards, as defined in the Interim Plan. Incentive stock options may be granted to any full or part-time employee of the Company or any of its present and future subsidiary corporations. Options which do not qualify as incentive stock options, as well as SARs, restricted stock or performance awards under the Interim Plan may be granted to both employees and non-employees who provide services to the Company (including consultants and members of the Board of Directors). As of January 26, 2001, approximately 55 persons would be eligible under the Interim Plan.

         Under the terms of the Interim Plan, incentive stock options may not exceed ten years in duration and must be granted at a price not less than 100% of the fair market value of the Company's stock on the day the option is granted, except that incentive stock options granted to persons owning 10% or more of the Company's stock must be granted at an option price which is at least 110% of fair market value and may not exceed five years in duration. The "fair market value" of the Common Stock is the mean of closing bid and asked prices of the Common Stock as reported in the over-the-counter market on the business day immediately preceding the date for which such fair market value is being determined. Further, the aggregate fair market value (determined as of the time the option is granted) of stock covered by all incentive stock options which are first exercisable by an individual may not exceed $100,000. The term of options granted under the Interim Plan which do not qualify as incentive stock options may not exceed more than 15 years from the date of granting of such option. The price for options and awards which do not qualify as incentive stock options may be more or less than the fair market value of the

Common Stock on the date of grant or award. The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. Options may not be transferred by the optionee except by will or the laws of descent and distribution. The agreements relating to options will contain restrictions on when an optionee may exercise options following termination of employment with the Company or a subsidiary.

         Under the Interim Plan, the Committee may also grant SARs which shall confer on the holder a right to receive, upon exercise, the excess of (i) the fair market value of each share subject to the SAR on the date of exercise over
(ii) the grant price of the right as specified by the Committee, which shall not be less than the fair market value of a share of Common Stock on the date of grant of the SAR (or, if the Committee so determines, in the case of any SAR granted in substitution for another award, on the date of grant of such other award). Subject to the terms of the Interim Plan and any applicable award agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any SAR shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.

         The Committee is also authorized to grant awards of restricted stock. Each restricted stock award granted under the Interim Plan shall be for a number of shares determined by the Committee. The Committee, in its discretion, may establish performance, continued employment, vesting, or other conditions that must be satisfied in order for the restrictions to lapse. The Committee, in its discretion, may waive any restrictions applicable to all or any portion of the shares subject to an outstanding restricted stock award.

         The Committee is authorized to grant such other stock-based awards (including performance awards) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into such shares), as are deemed by the Committee to be consistent with the purposes of the Interim Plan. Performance awards provide the holder with rights valued as determined by the Committee and payable to, or exercisable by, the holder, in whole or in part, upon achievement of such performance goals during such performance periods as the Committee may establish. Subject to the terms of the Interim Plan and any applicable award agreement, the Committee, in its discretion, may determine the terms and conditions of other stock-based awards.

TRANSFERABILITY OF STOCK

         The resale of shares acquired upon receipt or exercise of options or awards is generally not restricted by the terms of the Interim Plan. However, resales will be restricted under the Securities Act of 1933, as amended (the "1933 Act") unless the shares are registered under the 1933 Act or the transaction is exempt from registration. The Company intends to register such shares under the 1933 Act.

FEDERAL INCOME TAX MATTERS

         The following is a general summary of the Company's understanding of the federal income tax consequences of the Interim Plan.

         INCENTIVE STOCK OPTIONS. Options under the Interim Plan granted to employees may be "incentive stock options" within the meaning of Section 422 of the Code. In order to qualify as an incentive stock option, an option must meet certain conditions specified in the Code. The Company believes that under currently applicable provisions of the Code, if shares of Common Stock are acquired pursuant to the exercise of incentive stock options, then:

* At the time of exercise of the option, no income will be realized by the optionholder for purposes of the regular income tax. However, for purposes of the alternative minimum tax (the "AMT"), the option will be treated as an option which does not qualify as an incentive stock option. Accordingly, for purposes of the AMT, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price. Furthermore, the recognition of such AMT income may not alter the amount of income to be recognized for purposes of the regular income tax at the time the Common Stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of. As a result, an optionholder who has a substantial amount of AMT income upon exercise of an option in relation to his or her taxable income from wages and other sources may be subject to the AMT in the year the option is exercised. Each optionholder should consult his or her own tax counsel regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares of Common Stock acquired pursuant to the exercise of an incentive stock option in the same calendar year in which such shares were acquired to avoid having the AMT apply in the year the option is exercised and the regular tax apply in the year the Common Stock acquired thereby is sold or otherwise disposed of. Each optionholder should also consult with his or her own tax counsel regarding the benefit which may be available from the tax credit for a prior year's AMT liability provided for in Section 53 of the Code.

* If Common Stock is sold or otherwise disposed of more than two years from the date an option was granted to the optionholder and more than one year after the transfer of any shares of Common Stock to such optionholder upon the exercise of such option, then the difference between the option price paid for the shares and the sale price will result in long-term capital gain or loss to the optionholder if, as usually is the case, the Common Stock is a capital asset in the hands of the optionholder, and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option.

* If Common Stock is sold or otherwise disposed of before the holding period described above is satisfied, then the optionholder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of
     (a) the difference between the option price and the fair market value of the shares at the time the option was exercised, and (b) the difference between the option price and the amount realized upon the disposition of the shares. Such optionholder will recognize short-term or long-term capital gain to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares upon exercise of the option, and the Company will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the optionholder if and to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company may also be required to withhold income tax upon the amount of ordinary income recognized by the optionholder.

         An acceleration of the exercisability of options upon a "change of control" of the Company as provided in certain option agreements may result in more than $100,000 of incentive stock options becoming exercisable for the first time during a single calendar year. In that event, all or some of the incentive stock options in question would become non-qualified (non-incentive) stock options.

         OTHER OPTIONS. Some options granted under the Interim Plan are not intended to qualify as incentive stock options under Section 422 of the Code. The Company believes that under currently applicable provisions of the Code:

         * The non-incentive stock options do not have a "readily ascertainable fair market value" within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, the optionholder will not recognize any taxable income. Upon the exercise of the option, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at such time exceeds the option price.

         * The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company will be required to withhold or otherwise collect income tax upon such amount as required under Sections 83 and 3402 of the Code.

         * The optionholder's original tax basis in the shares received will be equal to the sum of the option exercise price for the shares plus the amount which the optionholder is required to recognize as income as a result of the exercise of the option.

         * When an optionholder sells shares acquired by the exercise of such a non-incentive option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.

         * An optionholder's holding period for shares acquired by exercising such an option, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option.

         RESTRICTED STOCK AWARDS. The tax consequences of the grant and vesting of restricted stock awards are also generally governed by Section 83 of the Code. Common Stock of the Company issued pursuant to a restricted stock award is intended to be non-vested property within the meaning of Section 83 and the regulations promulgated thereunder. The Company believes that Common Stock issued to its employees pursuant to a restricted stock award is subject to a substantial risk of forfeiture as required by the Code and the regulations for treatment as non-vested property.

         Except as noted below, no income will be realized by a grantee, and the Company will not be entitled to any deduction, with respect to an award of restricted stock until the transfer prohibitions on the award have lapsed. At that time, the employee will be deemed to have received compensation taxable as ordinary income and the Company will be entitled to a corresponding deduction equal to the sum of any cash received, plus the fair market value on the day such prohibitions lapse with respect to the shares. The employee's tax basis for any shares received will be the fair market value on the day such prohibitions lapse. An employee who receives an award of restrictive stock may irrevocably elect under Section 83(b) of the Internal Revenue Code to report ordinary income in an amount equal to the fair market value of the stock on the date of grant. If such an election is made, no income would be recognized at the time the restrictions lapse and the tax basis for such shares (for purposes of determining the amount of any gain or loss realized on the subsequent sale of such shares) would be the fair market value on the date of grant of the stock. However, under current regulations of the Internal Revenue Service, if an employee makes such an election and subsequently all or part of the shares are forfeited under the terms and conditions set by the Committee at the date of grant, the employee will not be entitled to a deduction.

         If a Section 83(b) election is not made, appreciation in the value of the Common Stock during the period of time the Common Stock is subject to restrictions under the terms of the restricted stock award will be recognized as ordinary income when those restrictions lapse. If the election is made, appreciation in the value of the Common Stock during the period of time they are subject to restrictions will generally be recognized as capital gain only when the restrictions lapse and the Common Stock is sold or otherwise disposed of by the grantee.

         At the end of the restricted period, the grantee of a restricted stock award generally will be able to sell, exchange or otherwise dispose of the Common Stock issued to such grantee, subject to restrictions on transfer of unregistered securities under the Securities Act of 1933 and applicable state securities laws. The holding period for shares acquired pursuant to a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin when the grantee recognizes ordinary income.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the grantee recognizes ordinary income pursuant to a restricted stock award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code. Dividends received by the grantee before the end of the restricted period will be taxed as ordinary income to the grantee and will also be deductible by the Company subject to the foregoing general rules concerning compensation.

         STOCK APPRECIATION RIGHTS. The tax consequences of the grant of an SAR are also generally governed by Section 83 of the Code. At the time an SAR is granted, the holder of the SAR will not recognize any taxable income. At the time of exercise of an SAR, the holder will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock received at such time. The holder of the SAR will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of exercising the SAR, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain, if, as usually is the case, the shares are a capital asset in the hands of the holder. The holding period for shares acquired by exercising an SAR, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin at the time of the exercise of the SAR.

         At the time of exercise of an SAR, the holder will report as ordinary income the amount of cash received and the fair market value of any common stock which is issued. The Company will be entitled to take a deduction for such amount at the time of actual payment. A recipient of a performance award will not recognize any taxable income at the time of grant. When the award is paid, in cash or in common stock, the grantee will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the common stock received (which fair market value will be the employee's tax basis for the shares) and the Company will generally be entitled to a deduction for such amount.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder of an SAR recognizes ordinary income upon the exercise of an SAR, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

         PERFORMANCE AWARDS. The tax consequences of the grant and any payment with respect to a performance award are also governed by Section 83 of the Code. At the time a performance award is granted, the recipient will not recognize any taxable income. At the time a performance award matures, the holder will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at such time, unless the holder is a person subject to
Section 16(b) of the 1934 Act. The holder will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of the maturity of a performance award, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will quality as a capital gain, if, as usually is the case, the Common Stock is a capital asset in the hands of the holder. The holding period for shares acquired upon maturity of a performance award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin upon the maturity thereof.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder recognizes ordinary income upon the maturity of a performance award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

         OTHER STOCK BASED AWARDS. The Interim Plan also authorizes other stock-based awards, the terms of which are not specified. The federal income tax consequences to both recipients and the Company from the grant and exercise of such other stock-based awards will depend on the terms thereof.

         CHANGE OF CONTROL. Payments or other benefits resulting from awards, including acceleration of the exercisability of options granted under the Interim Plan as a result of "change of control" provisions in award agreements, may be compensatory payments which are contingent on a change of control and when made to certain defined individuals (such as the Company's executive officers) may be deemed to be "parachute payments" within the meaning of Section 2806 of the Code. Section 2806 of the Code provides that if "parachute payments" to an individual equal or exceed three times such individual's "base amount" (average annual compensation over the five taxable years preceding the taxable year in which the change of control occurs), the excess of such "parachute payments" over such individual's "base amount" will (a) not be deductible by the Company and (b) be subject to an excise tax payable by the individual. Each holder of an award should consult his or her own tax advisor regarding his or her tax liability upon a change of control of the Company.

         A copy of the Interim Plan is attached to this Proxy Statement as Appendix B.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Directors is comprised of three directors (two of whom are "independent" under the listing standards of The Nasdaq Stock Market) and operates under a written charter adopted by the Board (attached to this proxy statement as Appendix A). During the fiscal year ended September 30, 2000, the members of the Committee were Carl M. Fredericks (Chair), Stephen A. Lawrence, and Barry D. Batcheller. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

         The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

         The Committee has discussed with management and the independent auditors the quality and adequacy of the Company's internal controls, responsibilities, budget and staffing. The Committee has also reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

         In addition, the Committee has discussed and reviewed with the independent auditors all communications required by accounting principals generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended September 30, 2000.

         Members of the Audit Committee:

                  Carl M. Fredericks
                  Stephen A. Lawrence
                  Barry D. Batcheller


                                   PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Grant Thornton, LLP ("Grant Thornton") audited the Company's financial statements included in the Company's Form 10-KSB for the fiscal year ended September 30, 2000. The Board of Directors has appointed Grant Thornton, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 2001. We did not obtain any non-audit services (such as consulting services) from Grant Thornton and no leased personnel were utilized by Grant Thornton in connection with any audit services provided to us. If the shareholders fail to ratify such appointment, we will select another firm to perform the required audit function. We expect a representative of Grant Thornton to be present at the meeting to be available to respond to appropriate questions.

         Our Board of Directors selected Grant Thornton, upon the recommendation of its audit committee, on August 13, 1999 to replace McGladrey & Pullen, LLP ("McGladrey"), who were dismissed by the Board as our auditors on that date. We did not consult with Grant Thornton on any matters related to accounting principles or practice, financial statement disclosures or audit procedures during the two fiscal years preceding Grant Thornton's appointment.

         McGladrey acted as independent accountant and auditors with respect to our financial statements for the two fiscal years ended September 30, 1998. The reports of McGladrey on the financial statements for the fiscal years ended September 30, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. However, the report of McGladrey on the financial statements for the fiscal year ended September 30, 1998 included an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern. During those fiscal years and the subsequent interim period through August 13, 1999,
(i) there were no disagreements between us and McGladrey on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-B of the Securities and Exchange Commission). The decision to replace McGladrey was not the result of any disagreement between us and McGladrey on any matter of accounting principle or practice, financial statement disclosure or audit procedure, nor any dispute with respect to our ability to continue as a "going concern."

                    PROPOSALS FOR FISCAL 2001 ANNUAL MEETING

         We currently anticipate that the next annual meeting, for the fiscal year ending September 30, 2001 (the "2001 Annual Meeting"), will be held in early 2002. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2001 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than October 15, 2001.

         In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2001 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2001 Annual Meeting, unless we have received notice of the shareholder proposal on or before December 20, 2001.

                                       By Order of the Board of Directors



                                       William P. Flies
                                       SECRETARY

Dated: January 31, 2001
Burnsville, Minnesota

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: JOHN G. LEWIS, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER


1.       Objective

The overall objective of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting controls and policies as well as reviewing the Company's internal and external reporting practices. The Committee serves as an intermediary between the Company's non-committee directors, its independent accountants, its internal auditing staff, and management.

The Committee is to be the Board's principal agent in using its best efforts to ensure the independence of the Company's independent accountants, the integrity of management, and the adequacy of disclosure to the Company's shareholders, potential shareholders, and the investment community. The existence of the Audit Committee is not intended, however, to restrict access to the full Board by the Company's independent accountants.

2.       Structure and Procedures

The Audit Committee shall be appointed annually by the Board of Directors, with its chairman to be selected by the members of the Audit Committee. The Committee's members shall be directors who are not employees of the Company and who are "independent" as required by the listing and maintenance rules of the Nasdaq Stock Market, Inc., the American Stock Exchange, the New York Stock Exchange and any other exchange upon which the Company's securities may be listed (the "Applicable Rules"), subject to exceptions to the independence requirements set forth in the Applicable Rules and disclosure thereof to shareholders as required by the rules and regulations of the Securities and Exchange Commission. Copies of the Applicable Rules are attached as exhibits to this Charter and are specifically incorporated in the Charter by reference.

The Audit Committee shall at all times have a minimum of three members (or such number as may be required under the Applicable Rules).

In selecting members of the Audit Committee, the Board shall give consideration to each nominee's capacity to serve, business experience, knowledge of Company operations, finance, accounting, and auditing, facility in obtaining information by inquiry, and commitment and available time. Further, unless the Company qualifies as a Small Business Issuer, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or comparable experience or background which results in that individual's financial sophistication. Examples of comparable experience include experience as a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The Committee shall meet a minimum of two times per year and as scheduled by the Committee Chairman. At the request of the Committee, meetings shall be held with members of management or the Company's internal accounting staff or representatives of the Company's independent accountants or consultants. Any non-committee outside Board member who so requests may attend any meeting of the Audit Committee if, in the judgment of the Chairman, such attendance will not inhibit or compromise candid discussion and evaluation of the matters to be presented at the meeting.

The activities and findings of the Committee shall be reported to the Board and minutes of Committee meetings shall be prepared and sent to each member of the Board.

The Committee shall advise the independent accountants and members of the internal accounting staff that they may communicate directly with any member of the Committee on a confidential basis.

3.       Authority

The Committee shall have unrestricted access to the Company's personnel and records and will be given the resources to discharge its duties. The Committee may conduct investigations into significant matters brought to its attention during the conduct of its duties and may retain persons having special competence as necessary.

4.       Responsibilities

Fulfillment by the Audit Committee of its responsibilities shall entail the following, at a minimum and not in limitation of its general responsibility for oversight of the Company's financial reporting:

         * AUDITOR INDEPENDENCE: THE AUDIT COMMITTEE SHALL BE RESPONSIBLE FOR INSURING ITS RECEIPT FROM THE OUTSIDE AUDITORS OF A FORMAL WRITTEN STATEMENT DELINEATING ALL RELATIONSHIPS BETWEEN THE AUDITOR AND THE COMPANY, CONSISTENT WITH INDEPENDENT STANDARDS BOARD STANDARD 1. THE AUDIT COMMITTEE SHALL ACTIVELY ENGAGE IN DIALOGUE WITH THE AUDITOR WITH RESPECT TO ANY DISCLOSED RELATIONSHIPS OR SERVICES THAT MAY IMPACT THE AUDITOR'S OBJECTIVITY AND INDEPENDENCE AND SHALL INSURE THAT THE FULL BOARD OF DIRECTORS TAKE APPROPRIATE ACTION TO OVERSEE THE INDEPENDENCE OF THE OUTSIDE AUDITOR.

         * ACCOUNTABILITY TO SHAREHOLDERS: FURTHER, THE AUDIT COMMITTEE SHALL INSURE THE AUDITOR'S ACCOUNTABILITY TO THE BOARD OF DIRECTORS AND TO THE AUDIT COMMITTEE, AS REPRESENTATIVES OF THE SHAREHOLDERS; PROVIDED, HOWEVER, THAT THE AUDIT COMMITTEE AND THE FULL BOARD OF DIRECTORS SHALL HAVE THE ULTIMATE RESPONSIBILITY TO SELECT, EVALUATE, AND AS APPROPRIATE, TO REPLACE THE OUTSIDE AUDITORS AS THEY MAY DEEM APPROPRIATE AND IN THE BEST INTERESTS OF SHAREHOLDERS (SUBJECT TO SHAREHOLDER APPROVAL, IF DEEMED APPROPRIATE BY THE BOARD OF DIRECTORS).

         * Financial Reporting: The Committee shall undertake such review and analysis that it deems appropriate to ensure that financial statements and related disclosures made by management reasonably portray the Company's financial position and results of operations and comply with laws and regulations governing such disclosures. In connection therewith, the Committee shall, as it deems necessary:

                  (a) Recommend to the Board the appointment of the independent accountants.

                  (b) Review the scope and extent of services to be provided by the independent accountants during the year, including their audit and proposed fee arrangements.

                  (c) Review factors related to the independence of the independent accountants.

                  (d) Review the process management has established to ensure the integrity of interim reporting.

                  (e) Review with management and the independent accountants, the financial statements and related disclosures contained in the Company's Form 10-K/10-KSB/10-Q/10-QSB, and (as applicable) Form 8-K reports prior to filing. Without limiting the Committee, this review shall include assessment of the recommendations contained in the "Report to Management" and inquiry of the independent accountants as to significant reporting issues, if any, discussed with management. This review is to encompass:

                           (i) Changes, if any, made or proposed by the government, accounting profession, or the Company relating to accounting principles and their applications that could materially affect the Company;

                           (ii) Significant issues reviewed by in-house and outside counsel concerning litigation, contingencies, claims, or assessments;

                           (iii) Significant adjustments proposed by the independent accountants; and

                           (iv) Inquiry of the independent accountants as to whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the Company's financial statements.

                  (f) Review unusual reporting issues prior to the issuance of any press release reporting results of operations.

                  (g) Prepare an annual report of the Audit Committee for inclusion in the Company's proxy statement for its annual meeting of shareholders, as required by the rules of the Securities and Exchange Commission.

                  (h) Provide a copy of this Charter to shareholders and to the Securities and Exchange Commission as a part of the Company's proxy statement at least every three years.

         * Internal Accounting Controls: The Committee shall undertake such review as it deems necessary to ensure that there exists an effective system of internal accounting controls. Without limitation and as it deems appropriate, the Committee shall:

                  (a) Meet privately with the independent accountants and appropriate members of the Company's financial staff to discuss pertinent matters.

                  (b) Review with the chief financial officer the activities, organizational structure, and qualifications of the internal financial staff.

                  (c) Inquire of the chief financial officer and independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls or the occurrence of fraudulent financial reporting.

         * Corporate Compliance: The Committee shall conduct such review as it deems necessary to ensure that the Company is maintaining effective controls against employee conflict of interest and fraud and is in reasonable compliance with related laws. Without limitation and as it deems appropriate, the Committee shall:

                  (a) Review management's program to monitor compliance with the Company's code of conduct and the Foreign Corrupt Practices Act.

                  (b) Review significant related party transactions.

                  (c) Review the policies and procedures in effect for the review of officer expenses and purchases.

                  (d) Review the findings of any relevant examinations by the Securities and Exchange Commission.

                  (e) Review periodically the impact of significant accounting or reporting developments that may affect the Company.

                  (f) Review any legal matters that could have a significant impact on the Company's financial statements.

                  (g) If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

5.       Miscellaneous Responsibilities

As to other related matters, without limitation and as it deems appropriate, the Committee shall:

         (a) Discuss with the independent accountants the quality of the Company's financial and accounting personnel and any relevant recommendations that the independent accountants may have, including those in their "Report to Management."

         (b) Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

         (c) Evaluate the cooperation received by the independent accountants during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

6.       Other Matters

The Audit Committee shall have such other responsibilities as may be designated to it from time to time by the Board of Directors. In addition, the Audit Committee shall review its Charter at least annually and shall recommend to the Board of Directors any modifications in its duties and responsibilities.

                                   APPENDIX B







                                XATA CORPORATION

                             2001 INTERIM INCENTIVE
                                       AND
                                STOCK OPTION PLAN

TABLE OF CONTENTS


1.       Purpose of Plan. .....................................................1

2.       Stock Subject to Plan. ...............................................1

3.       Administration of Plan. ..............................................1

4.       Eligibility. .........................................................2

5.       Price. ...............................................................3

6.       Term. ................................................................3

7.       Exercise of Option or Award. .........................................3

8.       Additional Restrictions. .............................................4

9.       Alternative Stock Appreciation Rights. ...............................4

10.      Ten Percent Shareholder Rule. ........................................4

11.      Non-Transferability. .................................................4

12.      Restricted Stock Awards. .............................................5

13.      Performance Awards. ..................................................6

14.      Dilution or Other Adjustments. .......................................6

15.      Amendment or Discontinuance of Plan. .................................6

16.      Time of Granting. ....................................................6

17.      Income Tax Withholding and Tax Bonuses. ..............................6

18.      Effective Date and Termination of Plan. ..............................7

19.      Grant of Non-Employee Director Options. ..............................7

19A.     Terms and Conditions of Non-Employee Director Options. ...............7

                             2001 INTERIM INCENTIVE
                                       AND
                                STOCK OPTION PLAN



1.       PURPOSE OF PLAN.

This Plan shall be known as the "XATA 2001 INTERIM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of XATA Corporation, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights ("SARs"), restricted stock or performance awards as hereinafter described.

2.       STOCK SUBJECT TO PLAN.

SUBJECT TO THE PROVISIONS OF SECTION 14 HEREOF, THE STOCK TO BE SUBJECT TO OPTIONS OR OTHER AWARDS UNDER THE PLAN SHALL BE THE COMPANY'S AUTHORIZED COMMON STOCK, PAR VALUE $0.01 PER SHARE (THE "COMMON SHARES"). SUCH SHARES MAY BE EITHER AUTHORIZED BUT UNISSUED SHARES, OR ISSUED SHARES WHICH HAVE BEEN REACQUIRED BY THE COMPANY. SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 14 HEREOF, THE MAXIMUM NUMBER OF SHARES ON WHICH OPTIONS MAY BE EXERCISED OR OTHER AWARD ISSUED UNDER THIS PLAN SHALL BE 190,000 SHARES. IF AN OPTION OR AWARD UNDER THE PLAN EXPIRES, OR FOR ANY REASON IS TERMINATED OR UNEXERCISED WITH RESPECT TO ANY SHARES, SUCH SHARES SHALL AGAIN BE AVAILABLE FOR OPTIONS OR AWARDS THEREAFTER GRANTED DURING THE TERM OF THE PLAN.

3.       ADMINISTRATION OF PLAN.

         (a) Except as provided in Section 3(d) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (c) The Committee may select one of its members as its Chairman and shall holds its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduces to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         (d) Sections 19 and 19A of the Plan shall be administered by the President and the Chief Financial Officer, whose construction and interpretation of the terms and provisions of such Sections shall be final and conclusive; provided that the numbers of Common Shares subject to options granted to Non-Employee Directors (defined below) under Sections 19 and 19A, the timing of the grants of such options (except as provided in Section 19), the eligibility for such options, and the terms and conditions of such options, shall be automatic and non-discretionary in accordance with the terms of such Sections.

4.       ELIGIBILITY.

         Incentive Stock options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. For purposes of Sections 19 and 19A hereof, "Non-Employee Director," means any member of the Board of Directors who is not at the time of option grant an employee of the Company. Non-employee Directors shall be eligible for discretionary grants and awards under the Plan in addition to automatic option grants under Sections 19 and 19A. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at the time.

5.       PRICE.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       TERM.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.       EXERCISE OF OPTION OR AWARD.

         (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

         (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

         (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering a combination of cash and such shares, or (iii) by delivering (including by fax) to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin the Common Shares and deliver the sale or margin loan proceeds directly to the Company to the extent required to pay the option exercise price.

         (d) The fair market value of the Common Shares which are tendered in payment of the exercise price shall be determined as provided in Section 5 herein.

         (e) Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.       ADDITIONAL RESTRICTIONS.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

9.       ALTERNATIVE STOCK APPRECIATION RIGHTS.

         (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

10.      TEN PERCENT SHAREHOLDER RULE.

         Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11.      NON-TRANSFERABILITY.

         No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

12.      RESTRICTED STOCK AWARDS.

         Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Share as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

         (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

         (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

13.      PERFORMANCE AWARDS.

         The Committee is further authorized to grant Performance awards. Subject to the terms of this Plan and any applicable award agreement, a Performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any Performance award shall be determined by the Committee.

14.      DILUTION OR OTHER ADJUSTMENTS.

         If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

15.      AMENDMENT OR DISCONTINUANCE OF PLAN.

         The Board of Directors may amend or discontinue at any time. Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein,(ii) decrease the minimum price provided in
Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

16.      TIME OF GRANTING.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

17.      INCOME TAX WITHHOLDING AND TAX BONUSES.

         (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

         (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionee or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payment shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

18.      EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan was approved by the Board of Directors effective January 22, 2001 and by the shareholders of the Company on March 8, 2001.

         (b) Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall terminate December 31, 2002. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

19.      GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS.

         Pursuant to this Section 19 and Section 19A of the Plan, each Non-Employee Director elected or re-elected to the Board on or after the date of the annual meeting of shareholders held in 2001 shall be granted automatically an option to purchase 1,250 Common Shares on April 10, July 10, October 10, and January 10, or the next business day if such date is not a business day (as to each, a "Director Grant Date") during the year following such election, commencing with the first Director Grant Date following election. Notwithstanding the foregoing, if on the scheduled Director Grant Date, the President determines, in his discretion, that the Company is in possession of material, undisclosed information, then the grant of options will be suspended until the third day after public dissemination of such information. The President may only suspend the grant; the amount and other terms of the grant will remain as set forth in the Plan, with the exercise price of the option to be determined in accordance with the Plan on the date the option is finally granted. In the event that the Company changes its fiscal year end, each Director Grant Date automatically and without further action by the shareholders or the Board of Directors shall be changed to coincide with the 10th day of a new fiscal quarter.

19A.     TERMS AND CONDITIONS OF NON-EMPLOYEE DIRECTOR OPTIONS.

         Each option granted under Section 19 of this Plan to a Non-Employee Director shall be evidenced by an agreement, in a form approved by the President. Such agreement shall contain the following terms and conditions:

         a. Term. Each option granted under Section 19 to a Non-Employee Director shall have a term of five years and shall be immediately exercisable as to all Common Shares; provided, however that no shares of Common Stock issued upon the exercise of an option may be sold or otherwise disposed of until six months after the Director Grant Date of the option.

         b. Exercise Price. The exercise price per share of options granted under Section 19 shall be 100% of the fair market value of one Common Share on the Director Grant Date. For these purposes, "fair market value" shall mean the average of the reported high and low sale prices of the Common Shares, as reported on the Nasdaq National Market on the Director Grant Date.

         c. Compliance with SEC Regulations. It is the Company's intent that the provisions of Sections 19 and 19A comply in all respects with Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and any regulations promulgated thereunder, including Rule 16b-3. If any provision of Section 19 or 19A is found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of options granted under Section 19 shall be executed in accordance with the requirements of Section 16 of the 1934 Act, as amended, and any regulations promulgated thereunder.

         d. Tax Status. All options granted pursuant to this Section 19A shall be nonqualified options which are not intended to be, and do not qualify as, incentive stock options described in
                  Section 422 of the Internal Revenue Code of 1986, as amended.

                                XATA CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                             THURSDAY, MARCH 8, 2001
                                    4:00 P.M.

                            HYATT REGENCY MINNEAPOLIS
                               1300 NICOLLET MALL
                              MINNEAPOLIS, MN 55403

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339


                                      PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 31, 2001, hereby appoints each of Stephen A. Lawrence and William P. Flies as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on Thursday, March 8, 2001 at 4:00 p.m. at the Hyatt Regency Minneapolis, 1300 Nicollet Mall, Minneapolis, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                               PLEASE DETACH HERE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   Election of Directors duly  01 William P. Flies    04 Roger W. Kleppe
     nominated:                  02 Carl M. Fredericks  05 Stephen A. Lawrence
                                 03 Richard L. Bogen    06 Barry D. Batcheller
                                                        07 Charles L. Stamp, Jr.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2.   Adoption of 2001 Interim Incentive and Stock Option Plan.               [ ]

3.   Ratification of appointment of Grant Thornton LLP as the independent
     auditors of the Company for the year ending September 30, 2001.         [ ]

4.   The authority to vote, in his discretion, on all other business that
     may properly come before the meeting.                                   [ ]

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